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                                                                    Exhibit 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 33-54317.


/s/ Arthur Andersen & Co.


Denver, Colorado,
    July 13, 1994.





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